                                                                   EXHIBIT 10.27

                                                                  EXECUTION COPY

                              TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT (this "AGREEMENT") is made and entered into as of December 9, 2002, among MANUFACTURERS AND TRADERS TRUST COMPANY, not individually but solely as trustee (the "TRUSTEE") for the BIG FLOWER RECEIVABLES MASTER TRUST (the "TRUST"), VERTIS RECEIVABLES, LLC (formerly BFP Receivables Corporation) ( "VR"), VERTIS, INC. ("VERTIS" or the "SERVICER"), and EAGLEFUNDING CAPITAL CORPORATION ("EAGLE"), as sole holder of the Certificates (as defined below).

                               STATEMENT OF FACTS

          I. Pursuant to that certain Receivables Purchase Agreement, dated as of March 19, 1996, as supplemented by the First Supplemental Receivables Purchase Agreement, dated as of December 29, 2000 (collectively, the "ORIGINAL RECEIVABLES PURCHASE AGREEMENT"), in each case, between VR (then known as BFP Receivables Corporation), Vertis (then known as Big Flower Press Holdings, Inc.) and certain subsidiaries of Vertis (collectively, the "SELLERS"), VR has purchased from time to time from the Sellers certain receivables and related assets resulting from the sale of goods or the provision of services to customers of the Sellers.

          II. Pursuant to that certain Big Flower Receivables Master Trust Pooling and Servicing Agreement, dated as of March 19, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "POOLING AGREEMENT"), among VR, Vertis, as servicer thereunder, and the Trustee, VR has transferred the "Transferred Assets" (as defined therein) to the Trustee.

          III. Eagle purchased certain fractional undivided interests in the Trust and the Transferred Assets, which interests are evidenced by the Series 1996-2 Certificates (the "CERTIFICATES" and, together with the Transferred Assets, the "OVERALL RECEIVABLES ASSETS"), issued pursuant to the Series 1996-2 Supplement to the Pooling Agreement dated as of October 4, 1996, as amended by the First Amendment to Series 1996-2 Supplement to Pooling and Servicing Agreement, dated as of March 29, 2002, the Second Amendment to Series 1996-2 Supplement to Pooling and Servicing Agreement, dated as of July 31, 2002 and the Third Amendment to Series 1996-2 Supplement to Pooling and Servicing Agreement, dated as of November 20, 2002 (the "SERIES SUPPLEMENT"), among VR, the Servicer and the Trustee and consented to by Eagle.

          IV. VR, Vertis and the Sellers desire to amend and restate the Pooling Agreement and the Original Receivables Purchase Agreement and to terminate the Series Supplement (collectively, the "TRANSACTION AGREEMENTS") and to provide for the release of all interests (including, without limitation, each security interest, if any) held by Eagle in the Overall Receivables Assets.

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          V.   VR, as issuer, Vertis, as Servicer and the Trustee have entered into an Amended and Restated Indenture and Servicing Agreement (the "Indenture") dated as of December 9, 2002, which provides for, among other things, the reconveyance of the Transferred Assets by the Trustee to VR, except for the security interest in the Transferred Assets retained by the Trustee and assigned by the Trustee in its role as trustee under the Pooling Agreement to Trustee for the benefit of Noteholders under the Indenture.

                               STATEMENT OF TERMS

          NOW, THEREFORE, in consideration of the mutual covenants herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINITIONS. Unless otherwise expressly defined herein, all capitalized terms used herein shall have the respective meanings given such terms (a) in the Series Supplement, (b) if not defined in the foregoing, in the Pooling Agreement, or (c) if not defined in the foregoing, in the Original Receivables Purchase Agreement.

          2. RELEASE OF INTERESTS BY EAGLE. (a) The total obligations due to Eagle, if paid to Eagle on or before [11:00 a.m.] (New York City time) on December 9, 2002 (the "EXPECTED PAYOFF DATE"), will be $ 130,086,877.78 (the "PAYOFF AMOUNT"), which amounts, as set forth on Schedule I attached hereto, include:

               (i) all outstanding principal, accrued interest, fees, expenses, costs, liquidated damages and other amounts, if any, which are due and payable to Eagle pursuant to the Transaction Agreements and the Certificates, and

               (ii) all costs and expenses incurred by Eagle in connection with the negotiation and execution of this Agreement and the transactions contemplated herein.

          If the payment of the Payoff Amount does not occur before 11:00 a.m. (New York City time) on the Expected Payoff Date, (i) Vertis will designate a new date for payment of the Payoff Amount and notify Eagle thereof no later than 1:00 p.m. (New York City time) one Business Day prior to the new Expected Payoff Date, (ii) Eagle will, no later than 5:00 p.m. on the Business Day immediately before such new payoff date, recalculate the Payoff Amount by written notice to the other parties hereto to reflect additional accrued and unpaid interest, plus fees and expenses and (iii) such recalculation shall, absent timely objection from Vertis, be conclusive evidence of such Payoff Amount.

          The Payoff Amount may be paid to Eagle by or on behalf of VR, the Trust, the Trustee, Vertis, the Sellers, or the Servicer (each individually a "Receivables Seller Party" and collectively, the "Receivables Seller Parties").

          This Agreement does not (i) create any indebtedness, liability or other obligation of any Receivables Seller Party or (ii) constitute an agreement of any Receivables Seller Party to

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pay or be responsible for any indebtedness, liability or other obligation of any other Receivables Seller Party.

          (b) Payment of the Payoff Amount shall be made by and on behalf of the Receivables Seller Parties by way of a wire transfer of immediately available funds to the following account (the "TERMINATION PAYMENT ACCOUNT"):

                    Bank Name :      Bankers Trust Company
                    City and State:  New York, NY
                    ABA Routing No.: 021001003
                    Account Number:  014 19 647
                    Reference:       Eagle Funding-Big Flower
                                     Collateral Acct#33708
                    Attention:       Betty Wu/Conduit Management Services

          (c) Subject to the terms and conditions of this Agreement and in consideration of the payment in full of the Payoff Amount in immediately available funds, Eagle, hereby (i) acknowledges and agrees that payment of the Payoff Amount will constitute payment in full of all obligations of the Receivables Seller Parties under the Transaction Agreements and that, upon payment of the Payoff Amount as described above, the Series Supplement will automatically terminate and that none of the Receivables Seller Parties or any guarantor or obligor of any such Person shall have any further obligation or liability to Eagle under the Transaction Agreements, except for indemnities and such other obligations that by the express terms of the Transaction Agreements survive the termination thereof, (ii) represents and warrants that Eagle has not assigned to any other Person any of its rights as holder of the Certificates and
(iii) represents and warrants that the interests being reconveyed hereunder by Eagle are reconveyed free and clear of any lien or security interest created by Eagle. Eagle further agrees that, concurrently with its receipt of the Payoff Amount in immediately available funds, all security interests and liens, if any, that each Receivables Seller Party or any guarantor or obligor of the obligations under the Transaction Agreements have granted to Eagle with respect to the transactions contemplated by the Transaction Agreements, whether or not specifically referred to herein, shall be automatically released.

          (d) Immediately upon the payment of the Payoff Amount in immediately available funds as described above, (i) Eagle and the Trustee each hereby authorizes each Receivables Seller Party to file and record financing statement amendments with respect to each financing statement covering the Overall Receivables Assets described on SCHEDULE II and such other financing statements which evidence the liens and security interests granted in connection with the transactions contemplated by the Transaction Agreements and may be of record in favor of the Trustee or Eagle; (ii) Eagle will deliver (or cause to be delivered) to the Trustee the originals of each Certificate for surrender and cancellation; and (iii) Eagle will deliver, at the expense of the Receivables Seller Parties but in no event at the expense of the Trustee or Eagle, such documents as any Receivables Seller Party may reasonably request in connection with Eagle's above-described release of the security interests granted to Eagle pursuant to the Transaction Agreements.

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          3.   RECONVEYANCE BY THE TRUST. (a) Subject to the terms and
conditions of this Agreement, (i) VR will, concurrently with the payment of the Payoff Amount in immediately available funds as described above, be automatically deemed without the need for any further action to have contributed an amount equal to the Payoff Amount (the "CONTRIBUTION") to the Trust, and (ii) the Trustee, upon receipt of such Contribution, shall in accordance with the terms of Section 2.1(d) of the Indenture, assign, transfer, and convey to VR, in consideration of VR's interests in the Trust, all of the Trustee's and the Trust's rights, titles and interests in and to the Transferred Assets transferred by VR to the Trustee (on behalf of the Trust) pursuant to the Pooling Agreement, except that the Trustee (in its capacity as Trustee under the Pooling Agreement) shall retain a security interest in the Transferred Assets and hold such security interest as Trustee for the benefit of Noteholders under the Indenture.

          (b) The Trust, without recourse, except as specifically set forth herein, hereby (i) represents and warrants that prior to the receipt of the Payoff Amount and surrender of the Certificates in accordance with Section 2(d) above, the Series 1996-2 Certificates are the only "Certificates" issued by the Trust that are outstanding as of the date hereof, (ii) agrees that upon receipt by the Trustee (on behalf of the Trust) of the Contribution by VR, the Series Supplement shall automatically terminate and that neither VR nor any Affiliate of VR nor any guarantor or obligor of any such Person shall have any further obligation or liability to the Trust under the Series Supplement, except for indemnities and such other obligations that by the express terms of the Series Supplement survive the termination thereof and (iii) represents and warrants that the Trustee has not granted any lien or security interest in any of the Transferred Assets to any Person other than through the issuance of Certificates to Eagle and pursuant to the terms of the Indenture. The Servicer hereby represents and warrants that (i) the UCC filings described on SCHEDULE II hereto describe all of the currently effective UCC financing statements filed in connection with the transactions contemplated by the Transaction Agreements against VR, each Seller and each Affiliate of VR in favor of the Trust or Trustee with respect to the transactions contemplated by the Transaction Agreements and (ii) other than as set forth on SCHEDULE II, no filing in connection with the transactions contemplated by the Transaction Agreements has been made with respect to any obligation of VR, any Seller or any Affiliate of VR under any of the Transaction Agreements or with respect to any collateral or security therefor.

          (c) Upon receipt of the Contribution and concurrently with the reconveyance of the Transferred Assets as described in Section 3(a) above, VR, the Sellers and the Servicer and the Trust authorize the Trustee to file and record financing statement amendments with respect to each financing statement described on SCHEDULE II and such other financing statements as may be of record with respect to VR or any other Receivables Seller Party in favor of the Trust to reflect the terms of this Agreement; and the Trustee, on behalf of the Trust, hereby authorizes the filing of such amendment or will execute such other documents as VR or Vertis may reasonably request to reflect the terms of this Agreement; PROVIDED that such other documents shall be prepared by the requesting party at the expense of the Receivables Seller Parties and in no event at the expense of the Trustee or Eagle.

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          4.   TERMINATION OF SERIES SUPPLEMENT. Upon the effectiveness of this
Agreement as set forth in Section 5, the Series Supplement shall terminate, except for indemnities and such other obligations that by the express terms of the Series Supplement survive the termination thereof. The parties hereto acknowledge and agree that all of the releases and reconveyances described in paragraphs 2 and 3 shall occur simultaneously and automatically upon payment of the Payoff Amount to Eagle as described in Section 2(b) above and that, unless such Payoff Amount is paid in accordance with such Section so as to make this Agreement effective, none of such releases and reconveyances shall be deemed to have occurred.

          5. EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall be effective as of this date upon the satisfaction of all of the following conditions precedent:

               (a) One or more counterparts of this Agreement shall have been executed and delivered by each of the Trustee, VR, Vertis and Eagle; and

               (b) Eagle shall have received payment of the Payoff Amount in accordance with Section 2(b) above.

          6. REPRESENTATIONS AND WARRANTIES. Each of the parties hereto represents and warrants that it has the full corporate or other power and authority to execute and deliver this Agreement and to perform its obligations hereunder and that this Agreement has been duly and validly executed and delivered by it (and assuming the due and valid execution and delivery hereof by all other parties hereto) constitutes a legal, valid and binding obligation of such party enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

          7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY NEW YORK LAW, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          8. MISCELLANEOUS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may be executed in any number of several counterparts, and each such counterpart shall constitute an original and all such counterparts together shall constitute one and the same instrument. The delivery of an executed counterpart hereof by facsimile shall constitute delivery of an executed counterpart hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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          IN WITNESS, each of the parties hereto, by their respective duly authorized signatories, has executed and delivered this Agreement as of the date first above written.

                                       MANUFACTURERS AND TRADERS TRUST

                                       COMPANY, not in its individual
                                       capacity but solely as Trustee under
                                       the Pooling Agreement on behalf of
                                       the Trust and the Indenture on
                                       behalf of the Noteholders


                                       By:    /s/ Steven J. Wattie
                                              ----------------------------------
                                       Name:  Steven J. Wattie
                                       Title: Assistant Vice President

                                       VERTIS RECEIVABLES, LLC


                                       By:    /s/ John V. Howard, Jr.
                                              ----------------------------------
                                       Name:  John V. Howard, Jr.
                                       Title: Senior Vice President

                                       VERTIS, INC.


                                       By:    /s/ John V. Howard, Jr.
                                              ----------------------------------
                                       Name:  John V. Howard, Jr.
                                       Title: Senior Vice President

                                       S-1
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                                       EAGLEFUNDING CAPITAL CORPORATION
                                       as sole Certificateholder

                                       By: Fleet Securities, Inc., its
                                           Attorney-in-Fact


                                       By:   /s/ Amy L. Baribeault
                                            ------------------------------------
                                       Name:  Amy L. Baribeault
                                       Title: Managing Director

                                       S-2
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                                   SCHEDULE I

                     Calculation/Breakdown of Payment Amount

principal:     $ 130,000,000.00
interest:      $      86,877.78
               ----------------
total:         $ 130,086,877.78

                                   SCHEDULE II

                            UCC Financing Statements

DEBTOR:

Name:   BFP Receivables Corporation
Address: 250 W. Pratt Street, 18th Floor
         Baltimore, MD 21201

Jurisdiction                             Filing Number             Filing Date
------------                             -------------             -----------
Maryland - State Department of           160857270                 March 22, 1996
Assessments and Taxation

DEBTOR:

Name:   Vertis, Inc.
Address: 250 W. Pratt Street, 18th Floor
         Baltimore, MD 21201

Jurisdiction                             Filing Number             Filing Date
------------                             -------------             -----------
Maryland - State Department of           160857271                 March 22, 1996
Assessments and Taxation

Maryland - State Department of           181086317                 June 8, 2001
Assessments and Taxation

California - Secretary of State          0116260260                June 8, 2001

Texas - Secretary of State               01-110925                 June 8, 2001

DEBTOR:

Name:   Webcraft, LLC
Address: 1980 U.S. Highway 1
         North Brunswick, NJ 08902

Jurisdiction                             Filing Number             Filing Date
------------                             -------------             -----------
Montgomery County, PA - Prothonotary     296967                    June 8, 2001

Pennsylvania - Secretary of the          34031661                  June 8, 2001
Commonwealth

New Jersey - Secretary of State          2047539                   June 8, 2001

Name:   Webcraft Chemicals, LLC
Address: 80 Wheeler Point Road
         Newark, NJ 07105

Jurisdiction                             Filing Number             Filing Date
------------                             -------------             -----------
Montgomery County, PA - Prothonotary     296968                    June 8, 2001

Pennsylvania - Secretary of the          34031657                  June 8, 2001
Commonwealth

New Jersey - Secretary of State          2047540                   June 8, 2001